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EFFECTIVE AUGUST 23RD, 2004
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2005
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19591	33-0245076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5820 Nancy Ridge Drive
San Diego, California	92121
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (858) 860-2500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 23.1
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.3

Explanatory Note
On August 17, 2005, we filed a current report on Form 8-K (the “Initial 8-K”) to disclose, among other matters, the completion of our business combination transaction with IDM S.A., a société anonyme organized under the laws of France. In the Initial 8-K, we stated that we would file by amendment the financial information required under Item 9.01 of Form 8-K, within 71 days after the date on which the Initial 8-K was filed. As permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, we are hereby amending the following items, financial statements and exhibits of the Initial 8-K:
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited financial statements for IDM S.A. as of and for each of the fiscal years ended December 31, 2003 and December 31, 2004 and the year ended December 31, 2002 are included as Exhibit 99.3 and are hereby incorporated by reference. Because the former IDM S.A. shareholders held approximately 77% of our outstanding common stock, on a fully diluted basis, immediately following the business combination transaction, IDM S.A.’s designees represented a majority of our directors and IDM S.A.’s senior management represented a majority of our senior management immediately following the business combination transaction, IDM S.A. is deemed to be the acquiring company for accounting purposes.
Unaudited financial statements of IDM S.A. as of June 30, 2005 and for each of the six-month periods ended June 30, 2005 and June 30, 2004 are included as Exhibit 99.4 and are hereby incorporated by reference.
(b) Pro forma financial information.
Unaudited pro forma financial statements as of June 30, 2005 and for the six-month period ended June 30, 2005 and for the year ended December 31, 2004 are included as Exhibit 99.5 and are hereby incorporated by reference.
(c) Exhibits:

2.2*	Amendment No. 5 dated August 16, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.1*	Employment Agreement by and between Epimmune Inc. and Jean-Loup Romet-Lemonne, M.D., dated April 21, 2005.

2.2.2(1)	Form of Option Liquidity Agreement between Epimmune Inc. and certain optionholders of IDM S.A.

2.2.3(1)	Form of Put/Call Agreement between Epimmune Inc. and certain shareholders of IDM

2.2.4*	Indemnity Escrow Agreement dated August 16, 2005 among Epimmune Inc., Helene Ploix, as designated representative of certain shareholders of IDM S.A. and U.S. Bank National Association.

2.2.5(2)	Share Exchange Agreement dated March 15, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.6(2)	Amendment No. 1 dated March 15, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.7(3)	Amendment No. 2 dated April 21, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.8(4)	Amendment No. 3 dated May 31, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.9(5)	Amendment No. 4 dated June 30, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

3.1*	Certificate of Amendment, filed on August 15, 2005.

3.2*	Certificate of Ownership and Merger, filed on August 15, 2005.

23.1	Consent of Independent Auditors, with respect to the audited financial statements of IDM S.A.

99.1*	Press Release, dated August 11, 2005, entitled “Epimmune Stockholders Approve Business Combination with IDM; All Other Proposals to Stockholders Approved at Annual Meeting”

99.2*	Press Release, dated August 16, 2005 entitled “Epimmune and IDM S.A. Combine To Become IDM Pharma, Inc.”

99.3	Audited consolidated financial statements of IDM S.A. and subsidiaries for years ended December 31, 2002, 2003 and 2004.

99.4	Unaudited condensed consolidated financial statements of IDM S.A. as of June 30, 2005 and December 31, 2004 and for each of the three and six-month periods ended June 30, 2005 and June 30, 2004.

99.5	Unaudited pro forma financial statements as of and for the six-month period ended June 30, 2005 and the year ended December 31, 2004.

*	Previously filed.

(1)	Incorporated by reference to the similarly described annex in our definitive proxy statement filed by us on June 30, 2005.

(2)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on March 18, 2005.

(3)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on April 22, 2005.

(4)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on June 2, 2005.

(5)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on July 7, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.
Date: September 27, 2005	By:	/s/ ROBERT J. DE VAERE
Robert J. De Vaere
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.2*	Amendment No. 5 dated August 16, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.1*	Employment Agreement by and between Epimmune Inc. and Jean-Loup Romet-Lemonne, M.D., dated April 21, 2005.

2.2.2(1)	Form of Option Liquidity Agreement between Epimmune Inc. and certain optionholders of IDM S.A.

2.2.3(1)	Form of Put/Call Agreement between Epimmune Inc. and certain shareholders of IDM

2.2.4*	Indemnity Escrow Agreement dated August 16, 2005 among Epimmune Inc., Helene Ploix, as designated representative of certain shareholders of IDM S.A. and U.S. Bank National Association.

2.2.5(2)	Share Exchange Agreement dated March 15, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.6(2)	Amendment No. 1 dated March 15, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.7(3)	Amendment No. 2 dated April 21, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.8(4)	Amendment No. 3 dated May 31, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

2.2.9(5)	Amendment No. 4 dated June 30, 2005 among Epimmune Inc. and certain shareholders of IDM S.A.

3.1*	Certificate of Amendment, filed on August 15, 2005.

3.2*	Certificate of Ownership and Merger, filed on August 15, 2005.

23.1	Consent of Independent Auditors, with respect to the audited financial statements of IDM S.A.

99.1*	Press Release, dated August 11, 2005, entitled “Epimmune Stockholders Approve Business Combination with IDM; All Other Proposals to Stockholders Approved at Annual Meeting”

99.2*	Press Release, dated August 16, 2005 entitled “Epimmune and IDM S.A. Combine To Become IDM Pharma, Inc.”

99.3	Audited consolidated financial statements of IDM S.A. and subsidiaries for years ended December 31, 2002, 2003 and 2004.

Exhibit No.	Description
99.4	Unaudited condensed consolidated financial statements of IDM S.A. as of June 30, 2005 and December 31, 2004 and for each of the three and six-month periods ended June 30, 2005 and June 30, 2004.

99.5	Unaudited pro forma financial statements as of and for the six-month period ended June 30, 2005 and the year ended December 31, 2004.

*	Previously filed.

(1)	Incorporated by reference to the similarly described annex in our definitive proxy statement filed by us on June 30, 2005.

(2)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on March 18, 2005.

(3)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on April 22, 2005.

(4)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on June 2, 2005.

(5)	Incorporated by reference to the similarly described exhibit in the current report of Form 8-K filed by us on July 7, 2005.